                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  12
Statement of Operations..........................  13
Statement of Changes in Net Assets...............  14
Financial Highlights.............................  15
Notes to Financial Statements....................  16
Report of Independent Accountants................  21
Dividend Reinvestment Plan.......................  22

VGM ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted                  [PHOTO]
early on as the economy gained
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of       DENNIS J. MCDONNELL AND DON G. POWELL
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW
    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [PIE CHART]

Portfolio Composition by Credit Quality
      as of October 31, 1996

AAA.............  39.8%
AA..............  16.4%
A...............  12.5%
BBB.............  16.9%
BB..............  11.9%
Non-Rated.......   2.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 7.21 percent(3), based on the closing stock price of $15.813 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 11.27 percent(4) on a taxable investment.
    The Trust's one-year total return was 7.84 percent(1), including reinvestment of all dividends, reflecting a 0.4 percent increase in market price for the period ended October 31, 1996.

TOP FIVE PORTFOLIO HOLDINGS BY INDUSTRY AS OF OCTOBER 31, 1996

      Industrial Revenue....................................... 15.6%
      General Purpose.......................................... 15.0%
      Single-Family Housing.................................... 12.5%
      Health Care.............................................. 11.1%
      Wholesale Electric.......................................  7.8%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    7.84%
One-year total return based on NAV(2).....................    7.12%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    7.21%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   11.27%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.58
Closing common stock price................................  $15.813
One-year high common stock price (02/06/96)...............  $16.625
One-year low common stock price (06/26/96)................  $14.750
Preferred share (Series A) rate(5)........................   3.395%
Preferred share (Series B) rate(5)........................   3.366%
Preferred share (Series C) rate(5)........................   3.390%
Preferred share (Series D) rate(5)........................   3.375%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA  3.6%
$ 6,500  Birmingham, AL North Med Clinic Brd Rev Ser A
         Carraway Methodist Hosp (Prerefunded @ 01/01/01)
         (c).............................................   7.500%    07/01/15 $ 7,318,285
  8,600  Birmingham, AL North Med Clinic Brd Rev Ser B
         Carraway Methodist Hosp (Prerefunded @
         01/01/01).......................................   8.000     07/01/15   9,840,464
  4,000  Courtland, AL Indl Dev Brd Solid Waste Disp Rev
         Champion Intl Corp Proj.........................   7.750     01/01/20   4,255,120
  4,250  Courtland, AL Indl Dev Brd Solid Waste Disp Rev
         Champion Intl Corp Proj Ser A...................   6.500     09/01/25   4,283,022
                                                                               ------------
                                                                                25,696,891
                                                                               ------------
         ARKANSAS  1.9%
 12,500  Blytheville, AR Solid Waste Recycling & Swr
         Treatment Rev Nucor Corp Proj (c)...............   6.900     12/01/21  13,286,375
                                                                               ------------
         CALIFORNIA  7.2%
    635  California Edl Fac Auth Rev Univ of La Verne....   5.400     04/01/99     632,841
    670  California Edl Fac Auth Rev Univ of La Verne....   5.600     04/01/00     665,658
  2,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Southern CA Edison Co (Embedded Cap) (AMBAC
         Insd)...........................................   6.000     07/01/27   2,013,320
  5,000  California St Pub Wks Lease Rfdg CA St Univ Proj
         Ser A (AMBAC Insd)..............................   5.375     10/01/17   4,871,150
  5,000  California Statewide Cmnty Dev Auth Rev Ctfs
         Partn Sutter Hlth Oblig (MBIA Insd).............   5.500     08/15/23   4,819,850
  5,000  Desert Hosp Dist CA Hosp Rev Com Partn (FSA
         Insd)...........................................   6.392     07/28/20   5,215,500
 25,750  Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A...............................       *     01/01/23   4,903,057
  3,600  Garden Grove, CA Pub Fin Auth Rev Wtr Svcs Cap
         Impt Proj (FGIC Insd)...........................   5.250     12/15/15   3,430,692
  2,175  Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev
         Multi Cap Fac Proj IV (MBIA Insd)...............   5.250     12/01/16   2,069,948
  4,000  Los Angeles, CA Convention & Exhibition Cent
         Auth Lease Rev Ser A Rfdg (MBIA Insd)...........   5.150     08/15/08   4,012,320
 13,765  Orange Cnty, CA Recovery Ctfs Ser A (MBIA
         Insd)...........................................   6.000     07/01/06  14,819,812
  2,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA
         Insd)...........................................   6.000     06/01/09   2,145,360
  2,000  Southern CA Pub Pwr Auth (FSA Insd).............   6.000     07/01/12   2,051,840
                                                                               ------------
                                                                                51,651,348
                                                                               ------------
         COLORADO  4.9%
  1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser B................................   6.950     08/31/20   1,080,880
  2,500  Colorado Hsg Fin Auth Single Family Pgm Senior
         Ser B-2.........................................   7.450     11/01/27   2,791,050
  1,000  Colorado Hsg Fin Auth Single Family Pgm Senior
         Ser B-1.........................................   7.650     11/01/26   1,117,130
  7,000  Denver, CO City & Cnty Arpt Rev Ser A...........   8.500     11/15/23   8,024,030
  5,000  Denver, CO City & Cnty Arpt Rev Ser A...........   8.750     11/15/23   5,922,350
  7,915  Denver, CO City & Cnty Arpt Rev Ser A...........   8.000     11/15/25   8,904,691
  2,000  Denver, CO City & Cnty Arpt Rev Ser C (MBIA
         Insd)...........................................   5.600     11/15/25   1,942,720

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$ 1,685  Meridian Metro Dist CO Peninsular & Oriental
         Steam Navig Co Rfdg.............................   7.000%    12/01/00 $ 1,794,559
  3,250  Meridian Metro Dist CO Peninsular & Oriental
         Steam Navig Co Rfdg.............................   7.500     12/01/11   3,578,250
                                                                               ------------
                                                                                35,155,660
                                                                               ------------
         DISTRICT OF COLUMBIA  0.2%
  1,600  District of Columbia Ser E (FSA Insd)...........   6.000     06/01/13   1,629,968
                                                                               ------------
         FLORIDA  1.9%
 16,490  Dade Cnty, FL Spl Oblig Rfdg Cap Apprec Bond Ser
         B (AMBAC Insd)..................................       *     10/01/26   2,585,467
  3,000  Florida St Brd Ed Cap Outlay Rfdg Pub Ed Ser
         E...............................................   5.000     06/01/20   2,760,300
  1,400  Florida St Dept Corrections Ctfs Partn
         Okeechobee Correctional (AMBAC Insd)............   6.250     03/01/15   1,484,630
  1,000  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000     05/01/22   1,164,790
  2,000  Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg.............   7.875     12/15/25   2,268,680
  3,465  Reedy Creek Impt Dist FL Ser C (AMBAC Insd).....   4.750     06/01/15   3,140,364
                                                                               ------------
                                                                                13,404,231
                                                                               ------------
         GEORGIA  1.4%
  3,150  Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr
         Co Plant Vogtle Proj (MBIA Insd)................   6.350     05/01/19   3,264,125
  5,900  Municipal Elec Auth GA Spl Oblig 5th Crossover
         Ser Proj One (MBIA Insd)........................   6.500     01/01/17   6,687,001
                                                                               ------------
                                                                                 9,951,126
                                                                               ------------
         HAWAII  0.9%
  6,000  Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd)........   6.750     07/01/21   6,473,580
                                                                               ------------
         ILLINOIS  10.9%
  4,865  Chicago, IL Cap Apprec (AMBAC Insd).............       *     07/01/16   1,407,639
  1,600  Chicago, IL Cent Pub Lib Ser A (AMBAC Insd).....   6.650     01/01/05   1,751,120
  1,800  Chicago, IL Cent Pub Lib Ser A (AMBAC Insd).....   6.700     01/01/06   1,996,920
  1,600  Chicago, IL Cent Pub Lib Ser B (AMBAC Insd).....   6.650     01/01/05   1,751,120
  1,400  Chicago, IL Cent Pub Lib Ser C (AMBAC Insd).....   6.650     01/01/05   1,532,230
  1,500  Chicago, IL Cent Pub Lib Ser C (AMBAC Insd).....   6.700     01/01/06   1,664,100
  7,000  Chicago, IL O'Hare Intl Arpt Rev Genl Arpt 2nd
         Lien Ser A (MBIA Insd)..........................   6.375     01/01/12   7,502,460
 13,645  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
         Airls Inc.......................................   8.500     05/01/18  15,095,873
  3,670  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
         Airls Inc Proj Ser 84A..........................   8.850     05/01/18   4,143,283
  4,505  East Peoria, IL Ser C Rfdg......................   7.000     05/01/17   4,959,645
 10,010  Hoffman Estates, IL Tax Increment Rev Jr Lien
         Sears Roebuck & Co..............................       *     05/15/05   6,189,483

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$10,000  Hoffman Estates, IL Tax Increment Rev Jr Lien
         Sears Roebuck & Co..............................       *     05/15/06 $ 5,790,800
  3,285  Illinois Dev Fin Auth Rev Presbyterian Home Lake
         Proj B..........................................   6.300%    09/01/22   3,374,319
  2,000  Illinois Hlth Fac Auth Rev Edward Hosp Assn
         Proj............................................   7.000     02/15/12   2,127,400
  1,900  Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
         C (FSA Insd)....................................   6.750     04/15/17   2,075,047
  2,000  Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
         Rfdg............................................   6.000     11/15/10   2,002,000
  2,400  Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
         Hlth Cent.......................................   7.250     05/15/22   2,507,736
  3,750  Illinois Hlth Fac Auth Rev South Subn Hosp
         Rfdg............................................   7.000     02/15/18   3,985,350
  3,185  Illinois Hsg Dev Auth Multi-Family Hsg Ser C....   7.400     07/01/23   3,357,022
  8,845  Metropolitan Pier & Expo Auth IL Dedicated St
         Tax Rev McCormick Pl Expansion Ser A (FGIC
         Insd)...........................................       *     06/15/16   2,820,671
  1,400  Southern IL Univ Rev Hsg & Aux Fac Ser A Rfdg...   6.750     04/01/12   1,522,766
                                                                               ------------
                                                                                77,556,984
                                                                               ------------
         INDIANA  0.7%
  4,500  Indianapolis, IN Arpt Auth Rev Spl Fac Federal
         Express Corp Proj...............................   7.100     01/15/17   4,821,975
                                                                               ------------
         IOWA  0.4%
  2,375  Iowa Student Ln Liquidity Corp Rev Ser C........   6.950     03/01/06   2,545,406
                                                                               ------------
         KENTUCKY  3.1%
 10,000  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj Ser A................................   7.500     02/01/20  10,754,700
 11,000  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj Ser A................................   7.125     02/01/21  11,570,460
                                                                               ------------
                                                                                22,325,160
                                                                               ------------
         MAINE  2.1%
  2,650  Maine Muni Bd Bank Ser A Rfdg (MBIA Insd).......   5.800     11/01/20   2,659,620
  5,250  Maine St Hsg Auth Mtg Purch Ser D6..............   7.250     11/15/19   5,481,420
  6,755  Maine St Hsg Auth Mtg Purch Ser D6..............   7.250     11/15/22   7,064,379
                                                                               ------------
                                                                                15,205,419
                                                                               ------------
         MARYLAND  0.7%
  4.925  Maryland St Cmnty Dev Admin Dept Hsg & Comnty
         Dev Rev Single Family Pgm 7th Ser...............   7.300     04/01/25   5,209,517
                                                                               ------------
         MASSACHUSETTS  2.5%
 12,685  Massachusetts St Cons Ln Ser D (Prerefunded @
         07/01/01).......................................   6.875     07/01/10  14,171,175
  2,410  Massachusetts St Hsg Fin Agy Residential Dev Ser
         C (FNMA Collateralized).........................   6.875     11/15/11   2,568,650
  1,000  Massachusetts St Wtr Res Auth Ser B (MBIA
         Insd)...........................................   4.750     12/01/21     873,390
                                                                               ------------
                                                                                17,613,215
                                                                               ------------
         MICHIGAN  4.6%
  3,015  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Ser C1..........................................       *     07/01/17     850,200
  3,050  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Ser C1..........................................       *     07/01/18     800,503
  3,050  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Ser C1..........................................       *     07/01/19     752,587
  3,050  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Ser C1..........................................       *     07/01/22     625,341
  3,050  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Ser C1..........................................       *     07/01/23     587,918

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         MICHIGAN (CONTINUED)
$ 3,050  Detroit, MI Downtown Dev Auth Tax Increment Rev
         Ser C1..........................................       *     07/01/24 $   552,721
  8,015  Detroit, MI Econ Dev Corps Res Recovery Rev Ser
         A (FSA Insd)....................................   6.875%    05/01/09   8,636,243
  2,000  Detroit, MI Sewage Disp Rev Ser B Rfdg (MBIA
         Insd)...........................................   5.250     07/01/21   1,895,340
  3,500  Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
         Insd)...........................................       *     06/01/15   1,216,145
  2,765  Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
         Insd)...........................................       *     06/01/16     900,754
 12,995  Michigan St Hosp Fin Auth Rev Sisters of Mercy
         Hlth Corp Ser J (Prerefunded @ 02/15/01)........   7.000     02/15/21  14,336,734
  1,400  Portage Lake, MI Wtr & Swr Auth Ser 3
         (Prerefunded @ 10/01/02)........................   7.750     10/01/20   1,653,484
                                                                               ------------
                                                                                32,807,970
                                                                               ------------
         MISSISSIPPI  0.4%
  3,000  Medical Cent Edl Bldg Corp MS Rev Univ MS Med
         Cent Proj (MBIA Insd)...........................   5.900     12/01/23   3,028,200
                                                                               ------------
         NEVADA  1.5%
  3,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj C
         Rfdg (AMBAC Insd)...............................   7.200     10/01/22   3,409,710
  7,135  Nevada Hsg Division Single Family Pgm Senior B-2
         (FHA Gtd).......................................   6.625     04/01/27   7,326,147
                                                                               ------------
                                                                                10,735,857
                                                                               ------------
         NEW HAMPSHIRE  0.6%
  4,000  New Hampshire St Indl Dev Auth Rev Pollutn Ctl
         Pub Svcs Co NH Proj C...........................   7.650     05/01/21   4,110,680
                                                                               ------------
         NEW JERSEY  7.3%
  1,000  Essex Cnty, NJ Util Auth Solid Waste Rev Ser A
         (FSA Insd)......................................   5.500     04/01/11   1,006,270
  1,200  Essex Cnty, NJ Util Auth Solid Waste Rev Ser A
         (FSA Insd)......................................   5.600     04/01/16   1,200,432
 11,000  Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A
         Rfdg (FGIC Insd)................................   6.700     04/01/13  11,307,780
 25,000  New Jersey Econ Dev Auth St Contract Econ
         Recovery (Embedded Cap) (MBIA Insd).............   5.900     03/15/21  25,911,750
  2,000  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd)......................   6.000     07/01/06   2,154,060
 10,000  New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser A
         Rfdg............................................   6.950     05/01/15  10,616,600
                                                                               ------------
                                                                                52,196,892
                                                                               ------------
         NEW YORK  14.5%
 12,155  Metropolitan Tran Auth NY Svcs Contract Commuter
         Fac Ser 5 Rfdg..................................   6.500     07/01/16  12,588,083
  3,000  New York City Ser A Rfdg........................   7.000     08/01/06   3,297,720
  1,740  New York City Ser A (Prerefunded @ 08/15/01)....   8.000     08/15/20   2,025,151
  5,000  New York City Ser A Rfdg........................   6.500     08/01/14   5,070,650
  2,500  New York City Ser A Rfdg........................   7.000     08/01/05   2,741,025
  8,500  New York City Ser C.............................   7.500     08/01/19   9,467,300
  2,900  New York City Ser C Rfdg........................   6.500     08/01/04   3,061,095
 10,000  New York City Tran Auth Tran Fac Livingston
         Plaza Proj Rfdg (FSA Insd)......................   5.400     01/01/18   9,856,600
  5,000  New York St Dorm Auth Rev City Univ Sys Cons Ser
         A Rfdg..........................................   5.750     07/01/07   5,055,200

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$13,500  New York St Dorm Auth Rev City Univ Sys Ser C...   7.500%    07/01/10 $15,678,765
  1,000  New York St Dorm Auth Rev Court Fac Lease Ser
         A...............................................   5.625     05/15/13     975,300
  2,000  New York St Dorm Auth Rev Court Fac Lease Ser
         A...............................................   5.375     05/15/16   1,836,780
  5,725  New York St Environmental Fac Corp Spl Oblig
         Riverbank State Park............................   7.375     04/01/22   6,198,973
  5,000  New York St Hsg Fin Agy Svcs Contract Oblig Rev
         Ser A (Prerefunded @ 03/15/02)..................   7.375     09/15/21   5,743,400
  2,840  New York St Loc Govt Assistance Corp Ser E
         Rfdg............................................   6.000     04/01/14   3,002,590
  3,000  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)..............................   6.750     08/15/14   3,309,210
  5,875  New York St Med Care Fac Fin Agy Rev Saint
         Peter's Hosp Proj Ser A (AMBAC Insd)............   5.375     11/01/20   5,579,135
  2,500  New York St Mtg Agy Rev Homeowner Mtg Ser 54
         Rfdg............................................   6.200     10/01/26   2,540,750
  1,500  New York St Urban Dev Corp Rev Proj Cent for
         Indl Innovation Rfdg............................   5.500     01/01/13   1,453,830
  4,000  Niagara Falls, NY Brdg Comm Toll Rev Ser B Rfdg
         (FGIC Insd).....................................   5.250     10/01/21   3,749,240
                                                                               ------------
                                                                               103,230,797
                                                                               ------------
         NORTH CAROLINA  4.4%
 10,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
         Ser B Rfdg (Embedded Cap).......................   6.000     01/01/14   9,810,200
 15,000  North Carolina Muni Pwr Agy No 1 Catawba Elec
         Rev (MBIA Insd).................................   6.000     01/01/12  16,010,850
  5,150  North Carolina Muni Pwr Agy No 1 Catawba Elec
         Rev Rfdg (FSA Insd).............................   6.200     01/01/18   5,396,221
                                                                               ------------
                                                                                31,217,271
                                                                               ------------
         OHIO  0.1%
  1,000  Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
         Partnership Proj Rfdg (AMBAC Insd)..............   6.375     04/01/29   1,064,170
                                                                               ------------
         OKLAHOMA  3.7%
 17,475  Tulsa, OK Muni Arpt Tran Rev American Airls
         Inc.............................................   7.375     12/01/20  18,594,099
  7,500  Tulsa, OK Muni Arpt Tran Rev American Airls
         Inc.............................................   7.600     12/01/30   8,082,225
                                                                               ------------
                                                                                26,676,324
                                                                               ------------
         OREGON  1.1%
  7,670  Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
         Family Mtg Proj Ser B...........................   6.875     07/01/28   8,177,371
                                                                               ------------
         PENNSYLVANIA  3.3%
  2,500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625     01/01/22   2,654,625
  4,000  Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
         Med Rfdg (FHA Gtd)..............................   7.000     08/01/22   4,180,280
  7,000  Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Ser E Rfdg (MBIA Insd)......................   6.700     12/01/21   7,658,420
  1,500  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         34B (FHA Gtd)...................................   7.000     04/01/24   1,574,010

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 6,000  Philadelphia, PA Gas Wks Rev Ser 14 (FSA
         Insd)...........................................   6.250%    07/01/08 $ 6,428,040
  1,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................   6.500     11/15/08   1,051,600
                                                                               ------------
                                                                                23,546,975
                                                                               ------------
         RHODE ISLAND  0.2%
  1,500  Rhode Island Depositors Econ Protn Corp Spl
         Oblig Ser A (Prerefunded @ 08/01/02)............   6.950     08/01/22   1,699,695
                                                                               ------------
         SOUTH CAROLINA  0.4%
  2,700  Charleston Cnty, SC Solid Waste (MBIA Insd).....   6.000     01/01/14   2,785,779
                                                                               ------------
         SOUTH DAKOTA  0.4%
  2,500  South Dakota Hsg Dev Auth Homeownership Mtg Ser
         C...............................................   7.300     05/01/24   2,608,300
                                                                               ------------
         TENNESSEE  1.0%
  6,765  Memphis, TN Hlth Edl & Hsg Fac Brd Mtg Rev
         Edgewater Terr Rfdg (FHA Gtd)...................   7.375     01/20/27   7,225,088
                                                                               ------------
         TEXAS  2.2%
  9,790  Alliance Arpt Auth Inc TX Spl Fac Rev American
         Airls Inc Proj..................................   7.500     12/01/29  10,438,587
  2,000  Coastal Bend Hlth Fac Dev Corp TX Incarnate Word
         Hlth Svcs Ser A (FSA Insd)......................   6.000     11/15/22   2,038,860
  1,250  Houston, TX Hsg Fin Corp Rfdg Ser A1 (b)........   8.000     06/01/14   1,355,700
  1,500  North Cent TX Hlth Fac Dev Hlth Fac C C Young
         Mem Proj........................................   6.300     02/15/15   1,491,780
                                                                               ------------
                                                                                15,324,927
                                                                               ------------
         UTAH  2.6%
 19,000  Intermountain Pwr Agy UT Pwr Supply Rev Ser A
         Rfdg (AMBAC Insd)...............................       *     07/01/17   5,678,720
  4,000  Murray City, UT Hosp Rev Inc Hlth Serv Inc Rfdg
         (MBIA Insd).....................................   4.750     05/15/20   3,466,560
  2,500  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
         (Embedded Cap)..................................   5.500     02/15/17   2,340,325
  1,125  Utah St Hsg Fin Agy Single Family Mtg Mezzanine
         Issue H1 (AMBAC Insd)...........................   6.000     07/01/12   1,148,760
  1,150  Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
         (FHA Gtd).......................................   7.100     07/01/14   1,198,875
  4,160  Utah St Hsg Fin Agy Single Family Mtg Ser A2
         (FHA Gtd).......................................   7.150     07/01/25   4,358,224
                                                                               ------------
                                                                                18,191,464
                                                                               ------------
         VIRGINIA  0.2%
  1,000  Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
         Henrico Cnty Regl Jail Proj.....................   7.125     08/01/21   1,119,900
                                                                               ------------
         WASHINGTON  0.8%
  5,000  Washington St Pub Pwr Supply (FGIC Insd)........   6.875     07/01/17   5,585,800
                                                                               ------------
         WEST VIRGINIA  2.7%
  3,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
         Ser C Rfdg (MBIA Insd)..........................   6.850     06/01/22   3,332,280
 15,000  West Virginia St Hsg Dev Fd Hsg Fin Ser B (FHA
         Gtd)............................................   7.200     11/01/20  15,833,700
                                                                               ------------
                                                                                19,165,980
                                                                               ------------
         WISCONSIN  2.2%
  9,855  Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser A...........................................   7.100     03/01/23  10,413,483
  5,000  Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser D...........................................   6.450     09/01/27   5,120,050
                                                                               ------------
                                                                                15,533,533
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                    Coupon     Maturity  Market Value
-------------------------------------------------------------------------------------------
         WYOMING  0.6%
$ 4,000  Wyoming Cmnty Dev Auth Hsg Rev Ser 4............   6.550%    06/01/28 $  4,117,520
                                                                               ------------
         PUERTO RICO  0.7%
  4,485  Puerto Rico Comwlth Aqueduct & Swr Auth Rev
         Rfdg............................................   5.000     07/01/15    4,109,875
  1,110  Puerto Rico Comwlth Ser A Rfdg (AMBAC Insd).....   6.000     07/01/14    1,123,819
                                                                               ------------
                                                                                  5,233,694
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $651,266,052) (a).....................................................  697,911,042
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.3%................................    2,400,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...................................   12,491,768
                                                                               ------------
NET ASSETS  100.0%............................................................ $712,802,810
                                                                               ============

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $651,266,052; the aggregate gross unrealized appreciation is $47,170,736 and the aggregate gross unrealized depreciation is $525,746, resulting in net unrealized appreciation including options and futures transactions of $46,644,990.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $651,266,052) (Note 1)..............   $697,911,042
Short-Term Investments (Note 1)........................................      2,400,000
Cash...................................................................        150,355
Receivables:
  Interest.............................................................     13,593,619
  Investments Sold.....................................................      1,593,735
Unamortized Organizational Expenses (Note 1)...........................          1,793
Other..................................................................         10,291
                                                                          ------------
      Total Assets.....................................................    715,660,835
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased.................................................      1,358,507
  Income Distributions -- Common and Preferred Shares..................        705,510
  Investment Advisory Fee (Note 2).....................................        390,853
  Administrative Fee (Note 2)..........................................        120,262
  Affiliates (Note 2)..................................................          6,005
Accrued Expenses.......................................................        226,852
Deferred Compensation and Retirement Plans (Note 2)....................         50,036
                                                                          ------------
      Total Liabilities................................................      2,858,025
                                                                          ------------
NET ASSETS.............................................................   $712,802,810
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 5,300
  issued with liquidation preference of $50,000 per share) (Note 5)....   $265,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 27,013,149 shares issued and outstanding)................        270,131
Paid in Surplus........................................................    399,318,038
Net Unrealized Appreciation on Securities..............................     46,644,990
Accumulated Undistributed Net Investment Income........................      1,839,964
Accumulated Net Realized Loss on Securities............................       (270,313)
                                                                          ------------
      Net Assets Applicable to Common Shares...........................    447,802,810
                                                                          ------------
NET ASSETS.............................................................   $712,802,810
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($447,802,810 divided
  by 27,013,149 shares outstanding)....................................   $      16.58
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...............................................................   $ 44,510,537
                                                                          ------------
EXPENSES:
Investment Advisory Fee (Note 2).......................................      4,617,555
Administrative Fee (Note 2)............................................      1,420,786
Preferred Share Maintenance (Note 5)...................................        658,571
Legal (Note 2).........................................................         30,638
Trustees Fees and Expenses (Note 2)....................................         24,871
Amortization of Organizational Expenses (Note 1).......................          8,023
Other..................................................................        453,674
                                                                          ------------
    Total Expenses.....................................................      7,214,118
                                                                          ------------
NET INVESTMENT INCOME..................................................   $ 37,296,419
                                                                          ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments..........................................................   $  6,830,858
  Options..............................................................       (286,584)
  Futures..............................................................       (456,110)
                                                                          ------------
Net Realized Gain on Securities........................................      6,088,164
                                                                          ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period..............................................     49,784,011
  End of the Period:
    Investments:.......................................................     46,644,990
                                                                          ------------
Net Unrealized Depreciation on Securities During the Period............     (3,139,021)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.........................   $  2,949,143
                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS.............................   $ 40,245,562
                                                                          ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                              Year Ended          Year Ended
                                                        October 31, 1996    October 31, 1995
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................       $ 37,296,419        $ 38,253,162
Net Realized Gain/Loss on Securities.................          6,088,164          (5,954,036)
Net Unrealized Appreciation/Depreciation on
  Securities
  During the Period..................................         (3,139,021)         50,573,248
                                                            ------------        ------------
Change in Net Assets from Operations.................         40,245,562          82,872,374
                                                            ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................        (30,794,252)        (30,794,473)
  Preferred Shares...................................         (9,503,338)        (10,276,931)
                                                            ------------        ------------
Total Distributions..................................        (40,297,590)        (41,071,404)
                                                            ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            (52,028)         41,800,970
NET ASSETS:
Beginning of the Period..............................        712,854,838         671,053,868
                                                            ------------        ------------
End of the Period (Including undistributed net
  investment income of $1,839,964 and $4,841,135,
  respectively)......................................       $712,802,810        $712,854,838
                                                            ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              January 24, 1992
                                                                                 (Commencement
                                                 Year Ended October 31           of Investment
                                         ----------------------------------     Operations) to
                                         1996      1995      1994      1993   October 31, 1992
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)......... $16.579  $15.032   $17.954   $15.557            $14.792
                                       -------  -------   -------   -------            -------
  Net Investment Income...............   1.381    1.415     1.432     1.454              1.010
  Net Realized and Unrealized
    Gain/Loss on Securities...........    .109    1.652    (2.842)    2.424               .550
                                       -------  -------   -------   -------            -------
Total from Investment Operations......   1.490    3.067    (1.410)    3.878              1.560
                                       -------  -------   -------   -------            -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.......   1.140    1.140     1.140     1.085               .595
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................    .352     .380      .305      .287               .200
  Distributions from Net Realized Gain
    on Securities (Note 1):
    Paid to Common Shareholders.......     -0-      -0-      .056      .083                -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................     -0-      -0-      .011      .026                -0-
                                       -------  -------   -------   -------            -------
Total Distributions...................   1.492    1.520     1.512     1.481               .795
                                       -------  -------   -------   -------            -------
Net Asset Value, End of the Period.... $16.577  $16.579   $15.032   $17.954            $15.557
                                       =======  =======   =======   =======            =======
Market Price Per Share at End of the
  Period.............................. $15.813  $15.750   $14.000   $17.375            $14.875
Total Investment Return at
  Market Price (b)....................   7.84%   21.15%   (13.12%)   25.40%              3.08%*
Total Return at Net Asset Value (c)...   7.12%   18.51%    (9.99%)   23.53%              7.68%*
Net Assets at End of the Period (In
  millions)........................... $ 712.8  $ 712.9   $ 671.1   $ 750.0            $ 685.2
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..............................   1.62%    1.68%     1.63%     1.59%              1.54%
Ratio of Expenses to Average Net
  Assets..............................   1.02%    1.04%     1.03%     1.01%              1.01%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...................   6.24%    6.55%     6.79%     6.87%              6.71%
Portfolio Turnover....................     30%      15%       20%       20%                37%*

(a) Net asset value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

* Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending January 23, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of 270,313, which will expire on October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 99.8% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $32,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $211,528,504 and $205,980,419, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1995.................         -0-    $     -0-
Options Written and Purchased (Net).............       4,900     (836,379)
Options Terminated in Closing Transactions
  (Net).........................................      (1,225)     440,351
Options Expired (Net)...........................      (3,675)     396,028
                                                      ------    ---------
Outstanding at October 31, 1996.................         -0-    $     -0-
                                                      ======    =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1995.............................       200
Futures Opened..............................................       950
Futures Closed..............................................    (1,150)
                                                                ------
Outstanding at October 31, 1996.............................       -0-
                                                                ======

C. EMBEDDED CAPS--These securities which are identified in the portfolio of investments include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

                                October 31, 1996
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 5,300 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 1,500 shares each while Series D contains 800 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 1996, was 3.382%. During the year ended October 31, 1996, the rates ranged from 3.36% to 4.04%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade Municipals as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 18,384,874 shares voted in his favor, 295,626 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 18,376,412 shares voted in his favor, 304,088 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 18,373,055 shares voted in his favor, 307,445 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 18,277,145 voted in favor, 210,299 voted against and 197,220 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 21,595,394 shares voted for the proposal, 417,143 voted against and 514,271 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 10,918,962 shares voted for the proposal, 560,384 voted against and 610,956 abstained.